November 10, 2005
Affirmative Insurance Holdings, Inc.
4450 Sojourn Drive
Suite 500
Addison, Texas 75001

Re:	Second Amendment to Credit Agreement and Waiver
Credit Agreement dated as of July 30, 2004 (such agreement, together with all amendments and restatements, the “Credit Agreement”), by and among Affirmative Insurance Holdings, Inc., Affirmative Insurance Company, Insura Property and Casualty Insurance Company, and The Frost National Bank, as Administrative Agent, Lender and L/C Issuer
Dear Sir or Madam:
     Capitalized terms not otherwise defined in this Second Amendment to Credit Agreement and Waiver (“Second Amendment”) have the meaning specified in the Credit Agreement.
     By your execution of this letter, you agree to as follows:
     1. Amendment to Credit Agreement Section 1.1. Credit Agreement Section 1.1 is amended by adding the following in alphabetical order:
“Policy Fees” means (a) if the calculation is made as at the last day of the first three fiscal quarters of a RIC, the amount of policy fees for the four fiscal quarters of such RIC ended as at such last day, computed using the same information and in the same manner (except that such computation shall be for the preceding four fiscal quarters) as was utilized in preparing page 4, line 13 of the regulatory financial statement of such RIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner (except that such computation shall be for the preceding four fiscal quarters), as contained on page 4, line 13 of such regulatory financial statement of such RIC dated September 30, 2004, or (b) if the calculation is made as at the last day of the fiscal year of a RIC, policy fees as shown on page 4, line 13 of the regulatory financial statement of such RIC as would be prepared for such period utilizing the identical format promulgated by NAIC and utilized by such RIC in preparing the December 31, 2004, annual statement filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner, as contained on page 4, line 13 of such regulatory financial statement of such RIC dated as of December 31, 2004.
     2. Amendments to Credit Agreement Section 1.1.
(a) The definition of “Expense Ratio” is deleted in its entirety and the following is substituted in lieu thereof:

“Expense Ratio” means the ratio of (a) Expenses Incurred to (b) the sum of (i) Premiums Written, plus (ii) Policy Fees.
     (b) The definition of “Loss Ratio” is deleted in its entirety and the following is substituted in lieu thereof:
“Loss Ratio” means the ratio of (a) Losses Incurred to (b) the sum of (i) Premiums Earned, plus (ii) Policy Fees.
     3. Amendment to Exhibit H (Compliance Certificate).
     Exhibit H to the Credit Agreement is deleted in its entirety and a new Exhibit H, in the form of Exhibit H hereto, is substituted in lieu thereof.
     4. Waiver.
     (a) Borrower has delivered to Administrative Agent a copy of Borrower’s Form SC 14F1, filed with the Securities and Exchange Commission on October 28, 2005 (such filing, without giving effect to any amendment, restatement or superceding filing, the “Form 14F1”). As described in the Form 14F1, Lucius E. Burch, III, Mark E. Pape and Mark E. Watson, Jr. will resign as members of Borrower’s Board of Directors, Borrower’s Board of Directors will be increased by two members, and Kevin R. Callahan, Nimrod T. Frazer, David L. Heller, Avshalom Y. Kalichstein and Michael J. Ryan will be nominated to Borrower’s Board of Directors (such transactions, together with the election of the five nominated directors, the “2005 Board Changes”).
     (b) The 2005 Board Changes will result in a Change of Control. Section 9.1(k) of the Credit Agreement provides that a Change of Control is an Event of Default.
     (c) Subject to the effectiveness of this Second Amendment, Lender and L/C Issuer waive any Event of Default the may result from the 2005 Board Changes.
     (d) The waiver provided in Section 4(c) does not constitute a waiver of any other requirement of any Loan Document or of any Default or Event of Default (other than any Event of Default that may result from the 2005 Board Changes), now or hereafter existing, under the Credit Agreement or any other Loan Document, except as specifically waived hereby.
     5. Ratification. Each of Borrower, each RIC and each other Obligor hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party or it or its property is subject, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party or it or its property is subject remains in full force and effect and shall continue in full force and effect.
     6. Representations and Warranties. Borrower, each RIC and each other Obligor hereby represent and warrant to Administrative Agent, Lender and L/C Issuer that (a) this Second Amendment has been duly executed and delivered on behalf of Borrower, each RIC and each other Obligor, (b) this Second Amendment constitutes a valid and legally binding agreement enforceable against Borrower, each RIC and each other Obligor, (c) the

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representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date of this Second Amendment, both before and after giving effect to this Second Amendment, (d) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document, (e) the execution, delivery and performance of this Second Amendment have been duly authorized by Borrower, each RIC and each other Obligor, (f) the Form 14F1 contains a complete and correct description of the 2005 Board Changes, (g) the Form 14F1 has not been amended, restated or superceded, and (h) the Certificate of Incorporation and the Amended and Restated Bylaws of Borrower attached to the Certificate of Corporate Resolutions of Borrower dated July 30, 2004, are complete and current and have not been amended or restated since the date of such certificate.
     7. Conditions to Effectiveness. The effectiveness of this Second Amendment is subject to satisfaction of the following conditions precedent:
     (a) The execution and delivery hereof by Borrower, each RIC, each other Obligor, Administrative Agent, Lender and L/C Issuer and receipt by Administrative Agent of original executed counterparts of this Second Amendment.
     (b) No Default or Event of Default shall exist.
     (c) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Second Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.
     (d) All of the representations and warranties contained in Section 6 shall be true and correct, both before and after giving effect to this Second Amendment.
     8. Effectiveness. Upon satisfaction of all of the conditions precedent in Section 7, the Second Amendment shall be effective as of November 1, 2005, and the amendments provided for in Sections 1, 2 and 3 shall be effective as of September 30, 2005.
     9. Counterparts. This Second Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form each of which shall construe an original, but all of which together shall constitute one and the same instrument.
     10. Final Agreement of the Parties. THIS SECOND AMENDMENT AND THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
The Remainder of This Page Is Intentionally Left Blank.

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ADMINISTRATIVE AGENT, LENDER AND	THE FROST NATIONAL BANK,
L/C ISSUER:	as Administrative Agent, Lender and L/C
Issuer

By:

Print Name:

Print Title:

Signature Page to Second Amendment

Acknowledged and agreed to as of
November 10, 2005
BORROWER:
AFFIRMATIVE INSURANCE HOLDINGS, INC.

By:

David B. Snyder, Senior Vice President
RICS:
AFFIRMATIVE INSURANCE COMPANY

By:

David B. Snyder, Senior Vice President
INSURA PROPERTY AND CASUALTY INSURANCE COMPANY

By:

David B. Snyder, Senior Vice President
OTHER OBLIGORS:
A-AFFORDABLE INSURANCE AGENCY, INC.
A-AFFORDABLE LOCATIONS, INC.
A-AFFORDABLE MANAGING GENERAL AGENCY, INC.
AFFIRMATIVE ALTERNATIVE DISTRIBUTION, INC.
AFFIRMATIVE FRANCHISES, INC.
AFFIRMATIVE INSURANCE GROUP, INC.
(formerly known as American Agencies Insurance Group, Inc.)
AFFIRMATIVE INSURANCE SERVICES, INC.
AFFIRMATIVE INSURANCE SERVICES OF SOUTH CAROLINA, INC.
Signature Page To Second Amendment

AFFIRMATIVE MANAGEMENT SERVICES, INC.
AFFIRMATIVE PROPERTY HOLDINGS, INC.
AFFIRMATIVE RETAIL, INC.
AFFIRMATIVE SERVICES, INC.
AFFIRMATIVE SERVICES RETAIL, INC.
AFFIRMATIVE UNDERWRITING SERVICES, INC.
AMERICAN AGENCIES GENERAL AGENCY, INC.
AMERICAN AGENCIES INSURANCE SERVICES OF LOUISIANA, INC.
AMERICAN AGENCIES INVESTMENTS, INC.
DRIVER’S CHOICE INSURANCE AGENCIES, INC.
DRIVER’S CHOICE INSURANCE SERVICES, LLC
FED USA FRANCHISING, INC.
FED USA RETAIL, INC.
INSTANT AUTO INSURANCE AGENCY OF ARIZONA, INC.
INSTANT AUTO INSURANCE AGENCY OF COLORADO, INC.
INSTANT AUTO INSURANCE AGENCY OF INDIANA, INC.
INSTANT AUTO INSURANCE AGENCY OF NEW MEXICO, INC.
INSUREONE INDEPENDENT INSURANCE AGENCY, LLC
SPACE COAST HOLDINGS, INC.
YELLOW KEY INSURANCE AGENCY, INC.

By:

David B. Snyder, Senior Vice President for all
Signature Page To Second Amendment

Exhibit H
(Compliance Certificate)